DELAWARE GROUP® FOUNDATION FUNDS (the "Trust")
Delaware Foundation® Conservative Allocation Fund

Supplement to the Trust's Summary and Statutory Prospectuses dated July 28, 2017

On Feb. 28, 2018, the Board of Trustees (the "Board") of the Trust approved a proposal to reorganize Delaware Foundation Conservative Allocation Fund (the "Acquired Fund") with and into Delaware Foundation Moderate Allocation Fund (the "Acquiring Fund"), both a series of the Trust (the "Reorganization"). On or about July 27, 2018, your shares of the Acquired Fund will be converted automatically at net asset value into shares of the corresponding class of the Acquiring Fund. You do not need to take any action regarding your account because no shareholder vote is required.

The Board has determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the Acquired Fund's existing shareholders will not be diluted as a result of the Reorganization.

Effective as of the close of business on July 6, 2018, the Acquired Fund will be closed to new investors. It is anticipated that the Acquired Fund's shareholders will receive an information statement/prospectus in June 2018 providing them with information about the Reorganization and the Acquiring Fund. The Reorganization is expected to take place on or about July 27, 2018. The Acquired Fund will continue to accept purchases (including reinvested dividends and capital gains) from existing shareholders until four business days before the Reorganization. Contingent deferred sales charges will be waived on redemptions from the Acquired Fund through the date of the Reorganization.

A brief comparison of the Funds is included below. PLEASE REVIEW THE PROSPECTUS/INFORMATION STATEMENT FOR MORE INFORMATION ABOUT THE ACQUIRING FUND AND THE REORGANIZATION.

	Delaware Foundation Conservative Allocation Fund (Acquired Fund)	Delaware Foundation Moderate Allocation Fund (Acquiring Fund)
Investment objective	Delaware Foundation Conservative Allocation Fund seeks a combination of current income and preservation of capital with capital appreciation.	Delaware Foundation Moderate Allocation Fund seeks capital appreciation with current income as a secondary objective.
Investment strategy
The Fund seeks to achieve its objective by investing in a combination of underlying securities representing a variety of asset classes and investment styles. The Manager uses an active allocation approach when selecting investments for the Fund. In striving to meet its objective, the Fund will typically target about 40% of its net assets in equity securities and about 60% of its net assets in fixed income securities.

The Fund seeks to achieve its objectives by investing in a combination of underlying securities representing a variety of asset classes and investment styles. The Manager uses an active allocation approach when selecting investments for the Fund. In striving to meet its objectives, the Fund will typically target about 60% of its net assets in equity securities and about 40% of its net assets in fixed income securities.

Principal risks	Market risk Company size risk Foreign risk Fixed income risk Forward foreign currency risk Real estate industry risk	Market risk Company size risk Foreign risk Fixed income risk Forward foreign currency risk Real estate industry risk

	Derivatives risk Liquidity risk Government and regulatory risk	Derivatives risk Liquidity risk Government and regulatory risk
Benchmark(s)	Bloomberg Barclays US Aggregate Index	S&P 500® Index Bloomberg Barclays US Aggregate Index
Investment management
Investment manager: Delaware Management Company

Portfolio managers:
Paul Grillo, CFA
Sharon Hill, Ph.D.
Francis X. Morris
Babak "Bob" Zenouzi

Sub-advisor for large-cap growth investment sleeve: Jackson Square Partners, LLC

Portfolio managers:
Jeffrey S. Van Harte
Christopher J. Bonavico
Christopher M. Ericksen
Daniel J. Prislin

Investment manager: Delaware Management Company

Portfolio managers:
Paul Grillo, CFA
Sharon Hill, Ph.D.
Francis X. Morris
Babak "Bob" Zenouzi

Sub-advisor for large-cap growth investment sleeve: Jackson Square Partners, LLC

Portfolio managers:
Jeffrey S. Van Harte
Christopher J. Bonavico
Christopher M. Ericksen
Daniel J. Prislin

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a mutual fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. Mutual funds are governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated April 23, 2018.